UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2013

Woodward, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-08408	36-1984010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 E. Drake Road Fort Collins, Colorado	80525
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 482-5811

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 25, 2013, Woodward, Inc. (the “Registrant”) reported its results of operations for its third fiscal quarter ended June 30, 2013. A copy of the news release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated July 25, 2013, of Woodward, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOODWARD, INC.

Date: July 25, 2013

	By:	/s/ A. Christopher Fawzy
	Name:	A. Christopher Fawzy
	Title:	Corporate Vice President, General
Counsel, Corporate Secretary and Chief
Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 25, 2013, of Woodward, Inc.